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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 April 30, 1996



                           Harte Hanks Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                   1-7120                  76-1677284
  --------------------        -----------------        -------------------
    (State or other             (Commission               (IRS employer
    jurisdiction of             file number)           identification no.)
     incorporation)



         200 Concord Plaza Drive, Suite 800, San Antonio, Texas   78216
      ---------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip code)

              Registrant's telephone number, including area code:
                                 (210) 829-9000


 Page 1 of 5 sequentially numbered pages.  The Index to Exhibits is located on sequentially numbered page 5.





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      GENERAL. On April 30, 1996, Harte-Hanks Communications, Inc. ("Harte-Hanks") completed the acquisition of DiMark, Inc., a New Jersey corporation ("DiMark"). The transaction was effected by a statutory merger of HHD Acquisition Corp., a New Jersey corporation and wholly-owned subsidiary of Harte-Hanks ("Newco"), with and into DiMark (the "Merger"), and was consummated pursuant to an Agreement and Plan of Merger, dated February 4, 1996 (the "Merger Agreement"), among Harte-Hanks, DiMark and Newco.

      DESCRIPTION OF TRANSACTION. Pursuant to the Merger Agreement, and as a result of the approval by Harte-Hanks' stockholders of the issuance of shares of Harte-Hanks Common Stock in the Merger, each DiMark stockholder will receive
 .656 of a share of Common Stock, $1.00 par value per share, of Harte-Hanks (the "Exchange Ratio") in exchange for each whole share of DiMark Common Stock. The Exchange Ratio was determined by dividing $15.00, which was the value per share placed on the DiMark Common Stock, by the closing price of Harte-Hanks Common Stock on the day preceding the date the Merger was publicly announced. Each former DiMark stockholder shall be paid an amount in cash (without interest) in lieu of fractional shares at the rate of $23.625 per Harte-Hanks share. Harte-Hanks has agreed to assume each unexpired and unexercised DiMark option or warrant at the effective time of the Merger, subject to the Exchange Ratio and governed by the same terms and conditions as the DiMark options and warrants. In addition, $6.5 million was paid in consideration for the termination of former employment agreements, the signing of new post-merger employment agreements and covenants not to solicit employees or compete for the direct marketing business of Harte-Hanks. Such payments were made by Harte-Hanks out of its working capital.

      The consideration was determined by arms-length negotiations between representatives of Harte-Hanks and DiMark based on factors such as (i) discussions with the respective financial advisors to Harte-Hanks and DiMark;
(ii) the financial condition, results of operations and cash flows of Harte-Hanks and DiMark, both on an historical and a prospective basis; and
(iii) historical market prices and trading information with respect to Harte-Hanks and DiMark Common Stock, all as more fully disclosed in the Joint Proxy Statement/Prospectus dated March 29, 1996.

      Harte-Hanks' stockholders approved the issuance of shares of Harte-Hanks Common Stock pursuant to the Merger Agreement at the annual meeting held on April 30, 1996. Such approval was required by Harte-Hanks' listing agreement with the New York Stock Exchange. DiMark's shareholders approved the Merger and the Merger Agreement at a special meeting held on April 29, 1996

      Prior to the Merger, DiMark, through its wholly-owned subsidiaries, owned plant, equipment and other physical property devoted principally to the design and printing of materials for the direct marketing field. Harte-Hanks intends to continue to devote such assets to these purposes.




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 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Financial Statements of Business Acquired. (incorporated by reference to Harte-Hanks' Registration Statement on Form S-4, Registration No. 333-2074).

         Report of Independent Auditors
         Balance Sheets as of February 28, 1994 and 1995
         Statements of Operations for years ended February 28, 1993, 1994 and
                   1995
         Statements of Cash Flows for years ended February 28, 1993, 1994 and
                   1995
         Notes to Financial Statements
         Unaudited Balance Sheet for the quarter ended November 30, 1995

 (b) Pro Forma Financial Information (incorporated by reference to Harte-Hanks' Registration Statement on Form S-4, Registration No. 333-2074).

         Harte-Hanks Unaudited Pro Forma Condensed Balance Sheet as of
                   December 31, 1995
         Harte-Hanks Unaudited Pro Forma Condensed Statements of
                   Operations for the years ended December 31, 1993, 1994 and 1995
         Notes to Harte-Hanks Unaudited Pro Forma Condensed Financial
                   Information

         Harte-Hanks Unaudited Adjusted Pro Forma Condensed Balance
                   Sheet as of December 31, 1995
         Harte-Hanks Unaudited Adjusted Pro Form Condensed Statement
                   of Operations as of December 31, 1995
         Notes to Harte-Hanks Unaudited Pro Forma Adjusted Condensed
                   Financial Information

 (c)     Exhibits

         2 Agreement and Plan of Merger, dated as of February 4, 1996, among Harte-Hanks Communications, Inc., HHD Acquisition Corp. and DiMark, Inc. (incorporated by reference to Appendix A to Harte-Hanks' Registration Statement on Form S-4, Registration No. 333-2074).

         99.1     Financial Statements of Business Acquired.
                  (incorporated by reference to Appendix A to Harte-Hanks' Registration Statement on Form S-4,
                  Registration No. 333-2074).

         99.2 Pro Forma Financial Information. (incorporated by reference to Appendix A to Harte-Hanks' Registration Statement on Form S-4, Registration No. 333-2074).




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                HARTE-HANKS COMMUNICATIONS, INC.



Date:  May 14, 1996             By:      /s/ Richard L. Ritchie
                                         ---------------------------------------
                                         Richard L. Ritchie, Senior Vice
                                         President, Finance, Chief Financial
                                         and Accounting Officer




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                               INDEX TO EXHIBITS

Exhibit Number                                   Description
- --------------                                   -----------
2                               Agreement and Plan of Merger, dated as of February 4, 1996, among Harte-Hanks
                                Communications, Inc., HHD Acquisition Corp. and DiMark, Inc. (incorporated by reference to Appendix A to Harte-Hanks' Registration Statement on Form S-4, Registration No. 333-
                                2074).

99.1                            Financial Statements of Business Acquired. (incorporated by reference to Appendix A to
                                Harte-Hanks' Registration Statement on Form S-4, Registration No. 333-2074).

99.2                            Pro Forma Financial Information. (incorporated by reference to Appendix A to Harte-Hanks'
                                Registration Statement on Form S-4, Registration No. 333-2074).






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